Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD LIKELY BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

AMENDMENT NO. 1
TO
LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (this “Amendment”), dated as of May 11, 2020 (but only effective as of the Amendment Effective Date, as defined below), is made by and between Aerpio Pharmaceuticals, Inc., a Delaware corporation having business offices at 9987 Carver Road, Suite 420, Cincinnati, OH 45242 (“Aerpio”), and GB004, Inc., a Delaware corporation having business offices at 3013 Science Park Road, San Diego, CA 92121 (“Licensee”).  Aerpio and Licensee are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties.”

WHEREAS, Aerpio and Licensee entered into a License Agreement dated as of June 24, 2018 (the “License Agreement”); and

WHEREAS, the Parties desire to make certain amendments to the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms not defined in this Amendment have the meanings given such terms in the License Agreement.
2.

Payment Upon Amendment Effective Date.  Licensee will pay to Aerpio a one-time payment in cash of fifteen million U.S. dollars ($15,000,000), which payment will be non-refundable and non-creditable and not subject to set-off.  This Amendment will go into effect on such date as both (i) the Parties have exchanged their respective signatures to this Amendment and (ii) Aerpio has received such fifteen million dollar payment.

3.	Amendments. The following amendments will become effective if and when Aerpio receives the payment set forth in the above Section 2.

3.1Section 1.51 of the License Agreement is hereby amended by adding “to the extent” immediately following “solely” in the first sentence.

3.2Section 6.2 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“Milestone Payments.  As set forth in the following table, Licensee will make the following payments in cash (the “Milestone Payments”) to Aerpio upon achievement of each of the milestone events set forth in the tables below (the “Milestone Events”) by Licensee or its Affiliates or Sublicensees.  Each Milestone Payment will be payable by Licensee to Aerpio within [***] ([***]) days after the achievement of the corresponding Milestone Event with respect to the first Licensed Product.  Such payments will be non-refundable and non-creditable and not subject to set-off.”

“Approval Milestones”
“Milestone Event”	“Milestone Payment”
[***]	$[***]
[***]	$[***]
For clarity, each Approval Milestone payment is due only once regardless of the number of Licensed Products developed by Licensee.

“Sales Milestones”
“Milestone Event”	“Milestone Payment”
First achievement of USD $[***] of annual Net Sales of all Licensed Products in the Territory in a particular Calendar Year	$50,000,000
For clarity, such Sales Milestone payment is due only once regardless of the number of Licensed Products commercialized by Licensee or the number of times the Sales Milestone is met.

3.3Section 6.3(a) of the License Agreement is hereby deleted in its entirety and replaced with the following:

“Royalties.  Licensee will pay to Aerpio running royalties in cash at the graduated royalty rates specified in the following table with respect to the aggregate annual worldwide Net Sales of all Licensed Products in a calendar year:

Aggregate Annual Worldwide Net Sales of All Licensed Products in a calendar year	Royalty Rate
Portion of cumulative Calendar Year Net Sales of Licensed Products in the Territory up to and including USD $[***]	[***]%
Portion of cumulative Calendar Year Net Sales of Licensed Products in the Territory between USD $[***] and USD $[***]	[***]%
Portion of cumulative Calendar Year Net Sales of Licensed Products in the Territory exceeding USD $[***]	[***]%

The applicable royalty rate will be calculated as provided in this Section 6.3(a) by reference to the aggregate annual worldwide Net Sales of all Licensed Products.  By way of example, in a given calendar year, if the aggregate annual worldwide Net Sales of all Licensed Products for which royalties are due under this Section 6.3(a) were USD 1,200,000,000, the following royalty payment would be payable under this Section :  [***]% x [***] plus [***]% x [***] plus [***]% x [***], for an aggregate total of USD $[***].

3.4Section 6.4(e) of the License Agreement is hereby amended by adding the following clause to the end of the sentence in such Section: “, and provided further that, if Licensee were to send such notice to Aerpio and this Section 6.4 thereby did not apply to such Change of Control, then the royalty rates set forth in the table in Section 6.3(a) would automatically be increased from [***] percent ([***]%), [***] percent ([***]%) and [***] percent ([***]%), to [***] percent ([***]%), [***] percent ([***]%) and [***] percent ([***]%), respectively, only for Net Sales invoiced after such Change of Control (and, for clarity, the example below such table would no longer be accurate for those Net Sales), save for the following exclusion of certain Net Sales: those increased [***]/[***]/[***]% royalty rates would not apply, and instead the original [***]/[***]/[***]% royalty rates would apply, to those Net Sales (and only those Net Sales) invoiced after such Change of Control by any Sublicensee (and its Affiliates) within the scope of a sublicense of commercial rights granted under Section 5.2 to such Sublicensee before such Change of Control, provided that this exclusion shall not apply to any such Sublicensee that is either (i) an Affiliate of Licensee before such Change of Control, or (ii) the acquirer (or an Affiliate of such acquirer) of such ultimate parent in such Change of Control. For the avoidance of doubt, this Section 6.4(e) shall not apply if (1) a Qualifying Transaction has occurred and (2) the Licensee has exercised its option to pay Aerpio the greater of (i) [***] ([***]) or (ii) the 20% Amount of any upfront Transaction Payment pursuant to Section 6.4(b) or Aerpio has exercised its option to be paid the 20% Amount pursuant to Section 6.4(c).

4.

Press Releases Regarding Execution of the Amendment.  The Parties each agree to issue their respective press releases with any language related to this Amendment attached to Exhibit A no earlier than the close of the U.S. market on May 12, 2020.

5.	General Provisions.

5.1Effect on License Agreement.  Except as specifically amended by this Amendment, the License Agreement will remain in full force and effect and is hereby ratified and confirmed.  Each future reference to the License Agreement will refer to the License Agreement as amended by this Amendment.  To the extent a conflict arises between the terms of the License Agreement and this Amendment, the terms of this Amendment will prevail but only to the extent necessary to accomplish their intended purpose.

5.2Governing Law.  This Amendment will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law provisions.

5.3Counterparts; Facsimiles or PDF.  This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.  Facsimile or PDF execution and delivery of this Amendment by either Party will constitute a legal, valid and binding execution and delivery of this Amendment by such Party.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to License Agreement to be executed by their respective duly authorized representatives and to become effective as of the Amendment Effective Date.

AERPIO PHARMACEUTICALS, INC.
By:	/s/ Joseph H. Gardner
(Signature)
Name:	Joseph H. Gardner, PhD
Title:	President and Founder
GB004, INC.
By:	/s/ Christian Waage
(Signature)
Name:	Christian Waage
Title:	Secretary